Annual Operating Expenses - FidelityInternationalSmallCapOpportunitiesFund-RetailPRO - FidelityInternationalSmallCapOpportunitiesFund-RetailPRO - Fidelity International Small Cap Opportunities Fund - Fidelity International Small Cap Opportunities Fund
	Dec. 30, 2022
Operating Expenses:
Management fee	0.96%	[1]
Distribution and/or Service (12b-1) fees	none
Other expenses	0.24%
Total annual operating expenses	1.20%	[2]

[1]	A The management fee is comprised of a basic fee of 0.83% adjusted up or down by a maximum of 0.20% based on the fund's performance relative to that of the MSCI EAFE Small Cap Index. Please see "Fund Services - Fund Management - Advisory Fee(s)" for additional information.
[2]	B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses.